SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 14, 1997

                               Aegis Realty, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Maryland
                                    --------
                 (State or other Jurisdiction of Incorporation)

            1-13239                                     13-3967879
            -------                                     ----------
     (Commission File Number)               (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report

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Item 5.   Other Events
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        Related Aegis LP, the advisor to Aegis Realty Operating Partnership,
L.P. and Aegis Realty, Inc. (collectively "Aegis") has been approved for a $40 million senior revolving credit facility (the "Facility") from BankBoston, N.A. ("BankBoston"). Proceeds from the Facility will be used to acquire retail and multi-family properties to add to Aegis' current diversified portfolio of real estate which includes direct or indirect interests in 14 neighborhood shopping centers, two garden apartment complexes and three participating FHA co-insured mortgage loans. The interest rate is expected to float 1/2% under BankBoston's base rate but can also be fixed in 30, 60, 90 and 180 day periods at 1.625% over the indicated Euro-contract rate. Aegis has a Net Asset Value of approximately $121,000,000 based upon the pro forma financial information set forth in Aegis' Solicitation Statement dated June 18, 1997. Leverage will not exceed 50% of Aegis' Total Market Value as of the date incurred.

        Aegis and BankBoston intend to close the Facility in December although no assurance can be given regarding the exact timing of such events. Certain items in this 8-K may constitute forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risk, uncertainties and to other factors which may cause the actual results, performance or achievements of Aegis to be materially different from any future results, performances, or achievements expressed or implied by such forward-looking statements. Such forward-looking statements speak only as of the date of this 8-K Aegis expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Aegis' expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(a).    Financial Statements
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        Not Applicable

(b).    Pro Forma Financial Information
        -------------------------------

        Not Applicable

(c).    Exhibits
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        99.1 November 17, 1997 Press Release "Aegis Realty, Inc. Arranges
        a $40 Million Line of Credit Facility with Bank Boston, N.A."

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Aegis Realty, Inc.
                                            (Registrant)

                                            BY: /s/ Stuart J. Boesky
                                            ------------------------
                                                Stuart J. Boesky
                                                President

        November 14, 1997

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